UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1685

Name of Registrant:	Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Morgan™ Growth Fund

March 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  6 FUND PROFILE
  7 GLOSSARY OF INVESTMENT TERMS
  8 PERFORMANCE SUMMARY
  9 FINANCIAL STATEMENTS
22 ABOUT YOUR FUND'S EXPENSES
23 ADVISORY AGREEMENTS
25 ADVANTAGES OF VANGUARD.COM

SUMMARY

• The Investor Shares of Morgan Growth Fund returned 6.9% and the Admiral Shares 7.0% during the six months ended March 31, 2005.
• The stock market made impressive gains in the first half of the period, but drifted downward in the second part.
• Solid stock selection, particularly in some of the fund’s smaller sector positions, helped results.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

 • Put your interests first at all times.
 • Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
 • Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

 Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Vanguard Morgan Growth Fund posted solid results during the first half of its 2005 fiscal year. The fund’s Investor Shares returned 6.9% and the Admiral Shares 7.0% during the six months ended March 31, 2005.

These returns fell just shy of the 7.1% gain for the average multi-capitalization growth fund, but topped the 4.9% gain of the fund’s primary benchmark, the Russell 3000 Growth Index. A number of astute stock selections and sector commitments by the fund’s advisors enhanced the fund’s performance relative to the index.

The table below shows total returns (capital change plus reinvested distributions) for the fund and its comparative standards. For reference, it also provides the return of the broad U.S. stock market, as represented by the Dow Jones Wilshire 5000 Composite Index. Details of the fund’s performance, including starting and ending share prices and per-share distributions for the period, can be found on page 5.

Total Returns	Six Months Ended March 31, 2005

Vanguard Morgan Growth Fund
Investor Shares	6.9%
Admiral Shares	7.0
Russell 3000 Growth Index	4.9
Average Multi-Cap Growth Fund*	7.1
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

STOCKS FALTER AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth, helping the broad stock market to climb nearly 8%. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks through the end of 2004, followed by a weakening stock market in 2005 as investors worried about signs of rising inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small- and mid-cap stocks have far outpaced their large-cap counterparts, and value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

GOOD STOCK SELECTION HELPED YOUR FUND

The Morgan Growth Fund achieved a 2-percentage-point advantage over its benchmark in the six months, although it fell a slight 0.2 percentage point shy of the average gain for its peers. Eleven of 12 industry sectors produced positive returns; the lone exception was financial services.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund

Morgan Growth Fund	0.42%	0.27%	1.68%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund’s holdings in consumer discretionary and technology made the largest contributions to total return. Although their returns (+7.8% and +7.4%, respectively) were not stellar relative to other sectors in the fund, they were significantly better than the results for the same sectors in the benchmark, an advantage amplified by the advisors’ outsized commitments. Together, the sectors accounted for approximately 40% of assets on average and contributed almost half of the fund’s 6.9% return. Among top-performing holdings in the consumer discretionary sector were Abercrombie & Fitch (+82.6%), Yum! Brands (+28.0%), and Liberty Media (+18.9%). Leading tech holdings were Apple Computer (+115.1%), Adobe Systems (+35.8%), and National Semiconductor (+33.3%).

The advisors’ overweighting versus the index of the relatively small but high-returning utilities, integrated oils, and “other energy” sectors proved beneficial, as together they contributed more than 1.3 percentage points to the overall return. These sectors benefited from the global surge in demand and persistently high prices for oil and energy-related products.

The fund benefited from its limited exposure to some poorly performing sectors during the period. For example, the fund’s weighting in the financial services sector—buffeted by rising interest rates and troubles in the insurance industry—was somewhat smaller than the index weighting, and the fund’s holdings fared better than those in the index. On the other hand, Morgan Growth was significantly underweighted relative to the index in the health care sector, which did well in the period, and the fund’s health care holdings had weaker results.

Fund Assets Managed		March 31, 2005
	$ Million	Percentage

Wellington Management
Company, LLP	$1,865	36%
Franklin Portfolio
Associates, LLC	1,557	31
Vanguard Quantitative
Equity Group	1,408	28
Cash Investments*	235	5

Total	$5,065	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Over the long term, your fund has compiled an excellent record, which reflects the skills of its three investment advisors. Their different methods—one advisor relies on traditional fundamental analysis, while two use quantitative methods—result in sub-portfolios that have their own unique character and that, when combined, give the fund a diverse blend of nearly 350 stocks (as of March 31). Although the advisors’ strategies vary, each remains focused on selecting stocks with attractive valuations and above-average growth potential. The table above shows the percentage of assets managed by each advisor at the half-year’s end.

THE CASE FOR A LONG-TERM PERSPECTIVE

History has shown that the financial markets can be anything but calm, as evidenced by the market downturn of 2000–2002. Vanguard has always counseled that your best defense against this uncertainty is a carefully considered, balanced portfolio of stock, bond, and cash investments held in proportions suited to your own risk tolerance, time frame, and objectives.

Choose low-cost, diversified mutual funds to implement your plan, and then stick with it. If you follow your plan through good times and bad times, you may not take your portfolio to the loftiest heights in the short term, but you can improve your chances of avoiding the depths of market downturns. Morgan Growth Fund can fill an important role as part of your stock portfolio.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 14, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Morgan Growth Fund
Investor Shares	$14.77	$15.69	$0.105	$0.000
Admiral Shares	45.84	48.68	0.386	0.000

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

MORGAN GROWTH FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	346	2,032	4,959
Median Market Cap	$14.5B	$31.5B	$26.7B
Price/Earnings Ratio	22.8x	23.0x	21.6x
Price/Book Ratio	3.5x	4.0x	2.7x
Yield	1.0%	1.6%
Investor Shares	0.5%
Admiral Shares	0.7%
Return on Equity	18.3%	21.5%	15.6%
Earnings Growth Rate	18.3%	13.2%	8.5%
Foreign Holdings	10.3%	0.0%	1.1%
Turnover Rate	93%†	--	--
Expense Ratio	--	--
Investor Shares	0.42†
Admiral Shares	0.27†
Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.95	1.00	0.95	1.00
Beta	0.97	1.00	1.02	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	2%	2%	3%
Consumer Discretionary	23	20	16
Consumer Staples	4	8	7
Financial Services	9	11	22
Health Care	19	24	12
Integrated Oils	3	0	5
Other Energy	4	2	4
Materials & Processing	2	2	4
Producer Durables	7	6	5
Technology	20	22	12
Utilities	3	1	6
Other	1	2	4

Short-Term Reserves	3%	--	--

 *Russell 3000 Growth Index.
**Dow Jones Wilshire 5000 Index.
 †Annualized.

Ten Largest Holdings (% of total net assets)

Yahoo! Inc.	1.9%
(media)
Microsoft Corp.	1.9
(software)
Dell Inc.	1.3
(computer hardware)
Cisco Systems, Inc.	1.3
(computer hardware)
Aetna Inc.	1.2
(health care)
AstraZeneca Group PLC ADR	1.1
(pharmaceuticals)
Medtronic, Inc.	1.1
(health care products)
Comcast Corp.	1.0
(telecommunications services)
Pixar, Inc.	1.0
(entertainment)
American International Group, Inc.	1.0
(insurance)

Top Ten	12.8%

“Ten Largest Holdings”excludes any temporary cash investments and equity index products

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 3/31/2005	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MORGAN GROWTH FUND

Fiscal-Year Total Returns (%) September 30, 1994–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Morgan Growth Fund
Investor Shares	12/31/1968	3.42%	-5.16%	9.81%	0.75%	10.56%
Admiral Shares	5/14/2001	3.54	-0.10*	--	--	--

*Return since inception

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders).

The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Morgan Growth Fund	Shares	Market Value• (000)
COMMON STOCKS (93.3%)(1)

Auto & Transportation (2.1%)
*Ryanair Holdings PLC ADR	737,600	$32,285
J.B. Hunt Transport Services, Inc.	500,200	21,894
United Parcel Service, Inc.	144,700	10,525
C.H. Robinson Worldwide, Inc.	185,800	9,574
*Gol-Linhas Aereas
Inteligentes S.A	325,608	8,183
PACCAR, Inc.	99,700	7,217
FedEx Corp.	72,700	6,830
Polaris Industries, Inc.	81,200	5,703
Harley-Davidson, Inc.	72,200	4,170
Southwest Airlines Co.	109,500	1,559

		107,940

Consumer Discretionary (22.5%)
Advertising Agencies (0.3%)
*Lamar Advertising Co. Class A	234,944	9,466
Omnicom Group Inc.	65,600	5,807
Cable Television Services (0.9%)
Liberty Media Corp.	2,948,000	30,571
EchoStar Communications
Corp. Class A	201,500	5,894
*Liberty Media International
Inc. Class A	132,300	5,787
*Astro All Asia Networks PLC	2,508,900	3,400
Casinos & Gambling (0.8%)
Mandalay Resort Group	321,000	22,627
Harrah's Entertainment, Inc.	187,100	12,083
*MGM Mirage, Inc.	62,600	4,433
International Game Technology	81,700	2,178
Communications & Media (0.2%)
*Time Warner, Inc.	507,200	8,901
News Corp., Inc., Class B	145,253	2,558

Morgan Growth Fund	Shares	Market Value• (000)
Consumer Electronics (4.0%)
*Yahoo! Inc.	2,890,300	$97,981
*Google Inc.	235,900	42,582
*Electronic Arts Inc.	678,500	35,133
*Activision, Inc.	1,325,066	19,611
*VeriSign, Inc.	228,400	6,555
Harman International
Industries, Inc.	14,901	1,318
Consumer Products (0.5%)
Sandvik AB	307,900	12,852
Gillette Co.	250,700	12,655
Cosmetics (0.1%)
Avon Products, Inc.	84,600	3,633
Estee Lauder Cos. Class A	31,200	1,403
Education--Services (0.8%)
*Apollo Group, Inc. Class A	551,000	40,807
Entertainment (1.1%)
*Pixar, Inc.	536,700	52,355
Regal Entertainment
Group Class A	60,400	1,270
Hotel/Motel (0.1%)
Hilton Hotels Corp.	288,200	6,441
Household Equipment & Products (0.6%)
Black & Decker Corp.	354,200	27,978
Household Furnishings (0.1%)
Leggett & Platt, Inc.	230,300	6,651
Leisure Time (0.3%)
*Publishing & Broadcasting Ltd.	894,242	10,642
Carnival Corp.	101,300	5,248
Publishing--Miscellaneous (0.3%)
Meredith Corp.	166,200	7,770
The McGraw-Hill Cos., Inc.	66,700	5,820
Publishing--Newspapers (0.0%)
Washington Post Co. Class B	1,310	1,171
Radio & Television Broadcasters(2.2%)
*XM Satellite Radio
Holdings, Inc.	1,174,500	36,997
The News Corp., Inc.	2,137,100	36,160
*Societe Television Francaise 1	391,300	12,412
Grupo Televisa SA ADR	165,300	9,720
*Univision Communications Inc.	306,300	8,481
Clear Channel
Communications, Inc.	80,499	2,775
*Citadel Broadcasting Corp.	171,200	2,351
*DirecTV Group, Inc.	123,422	1,780
Rent & Lease Services--Consumer (0.1%)
*Rent-A-Center, Inc.	244,650	6,681
Restaurants (1.1%)
Yum! Brands, Inc.	495,500	25,672
Darden Restaurants Inc.	745,900	22,884
*Starbucks Corp.	91,000	4,701
Retail (6.1%)
Staples, Inc.	1,532,800	48,176
Abercrombie & Fitch Co.	630,200	36,073
Wal-Mart Stores, Inc.	655,100	32,827
American Eagle Outfitters, Inc.	1,000,600	29,568
*Kohl's Corp.	538,500	27,803
Home Depot, Inc.	575,400	22,003
Circuit City Stores, Inc.	1,103,500	17,711
*Bed Bath & Beyond, Inc.	403,500	14,744
Fastenal Co.	247,300	13,678
Target Corp.	210,400	10,524
Lowe's Cos., Inc.	180,500	10,305
*GUS PLC	527,529	9,076
Michaels Stores, Inc.	159,100	5,775
Costco Wholesale Corp.	129,100	5,704
*Sears Holdings Corp.	37,200	4,954
*AutoZone Inc.	51,900	4,448
RadioShack Corp.	179,100	4,388
Best Buy Co., Inc.	65,500	3,538
The Gap, Inc.	155,800	3,403
Claire's Stores, Inc.	133,300	3,071
*Amazon.com, Inc.	55,500	1,902
*Advance Auto Parts, Inc.	24,580	1,240
Services--Commercial (1.7%)
Robert Half International, Inc.	675,400	18,209
*Monster Worldwide Inc.	639,600	17,941
*Getty Images, Inc.	218,600	15,545
Cendant Corp.	449,974	9,242
*eBay Inc.	246,000	9,166
Aramark Corp. Class B	173,600	4,562
*Copart, Inc.	174,700	4,116
*IAC/InterActiveCorp	116,600	2,597
Waste Management, Inc.	68,700	1,982
Republic Services, Inc. Class A	46,500	1,557
Manpower Inc.	22,200	966

Morgan Growth Fund	Shares	Market Value• (000)
Shoes (0.5%)
*Geox SpA	1,913,500	$16,682
NIKE, Inc. Class B	97,700	8,139
Textile--Apparel Manufacturing (0.1%)
Polo Ralph Lauren Corp.	124,900	4,846
*Coach, Inc.	40,400	2,288
Toys (0.6%)
Mattel, Inc.	941,500	20,101
*Marvel Enterprises Inc.	449,350	8,987

		1,142,032

Consumer Staples (3.4%)
PepsiCo, Inc.	692,000	36,697
The Procter & Gamble Co.	594,500	31,508
The Clorox Co.	430,700	27,130
The Pepsi Bottling Group, Inc.	700,800	19,517
The Coca-Cola Co.	269,100	11,213
Walgreen Co.	252,200	11,203
Anheuser-Busch Cos., Inc.	197,200	9,345
Hershey Foods Corp.	111,400	6,735
Colgate-Palmolive Co.	121,000	6,313
Sysco Corp.	157,700	5,646
CVS Corp.	98,600	5,188
Brown-Forman Corp. Class B	76,800	4,205

		174,700

Financial Services (8.6%)
American International
Group, Inc.	940,721	52,125
*Fiserv, Inc.	812,600	32,340
First Data Corp.	754,600	29,663
Capital One Financial Corp.	368,000	27,515
ACE Ltd.	655,000	27,032
UBS AG	273,900	23,117
*E*TRADE Financial Corp.	1,504,100	18,049
*Ameritrade Holding Corp.	1,605,300	16,390
American Express Co.	281,600	14,466
*SunGard Data Systems, Inc.	411,300	14,190
Doral Financial Corp.	620,650	13,586
Investors Financial
Services Corp.	243,792	11,924
Ryder System, Inc.	274,300	11,438
W.R. Berkley Corp.	204,400	10,138
Friedman, Billings,
Ramsey Group, Inc. REIT	637,400	10,116
SEI Corp.	263,900	9,543
Ambac Financial Group, Inc.	125,100	9,351
Assurant, Inc.	276,400	9,315
Moody's Corp.	109,100	8,822
Synovus Financial Corp.	269,800	7,517
Franklin Resources Corp.	93,800	6,439
IndyMac Bancorp, Inc.	188,400	6,406
Federated Investors, Inc.	222,600	6,302
SLM Corp.	119,600	5,961
*CheckFree Corp.	131,200	5,348
*DST Systems, Inc.	109,500	5,057
TCF Financial Corp.	184,700	5,015
Automatic Data Processing, Inc.	109,800	4,936
Fifth Third Bancorp	105,400	4,530
The Hartford Financial
Services Group Inc.	59,900	4,107
MBNA Corp.	158,000	3,879
AFLAC Inc.	101,800	3,793
H & R Block, Inc.	52,700	2,666
Progressive Corp. of Ohio	24,500	2,248
The Chicago Mercantile Exchange	11,500	2,231
Northern Trust Corp.	43,400	1,885
Legg Mason Inc.	21,000	1,641
Countrywide Financial Corp.	48,300	1,568
Host Marriott Corp. REIT	81,200	1,345
Commerce Bancorp, Inc.	36,200	1,175
Total System Services, Inc.	36,800	920

		434,089

Health Care (18.6%)
Aetna Inc.	791,800	59,345
AstraZeneca Group PLC ADR	1,459,700	57,702
Medtronic, Inc.	1,046,900	53,340
Pfizer Inc.	1,890,440	49,662
Johnson & Johnson	732,600	49,201
Schering-Plough Corp.	2,447,722	44,426
*Coventry Health Care Inc.	637,200	43,419
Eli Lilly & Co.	760,400	39,617
*Forest Laboratories, Inc.	864,300	31,936
*Genzyme Corp.-General Division	524,200	30,005
*Invitrogen Corp.	414,400	28,676
*WellPoint Inc.	221,600	27,778
*Gilead Sciences, Inc.	757,500	27,119
*Lincare Holdings, Inc.	559,009	24,725
*Adecco SA (Registered)	439,783	24,251
Quest Diagnostics, Inc.	229,500	24,127
AmerisourceBergen Corp.	378,400	21,679
Bausch & Lomb, Inc.	289,600	21,228
*Amgen, Inc.	305,100	17,760
*Shionogi & Co. Ltd.	1,209,000	16,668
UnitedHealth Group Inc.	171,900	16,396
*Cephalon, Inc.	343,300	16,077
Biomet, Inc.	436,600	15,849
*ImClone Systems, Inc.	405,300	13,983
*Varian Medical Systems, Inc.	366,800	12,574
*ICOS Corp.	537,100	12,063
*OSI Pharmaceuticals, Inc.	291,500	12,051
Manor Care, Inc.	330,700	12,024
*Logitech International SA	180,758	11,033
*Community Health Systems, Inc.	313,500	10,944
*Eon Labs, Inc.	356,000	10,765

Morgan Growth Fund	Shares	Market Value• (000)
*Laboratory Corp. of
America Holdings	204,000	$9,833
*MGI Pharma, Inc.	372,900	9,423
Abbott Laboratories	182,600	8,513
*Amylin Pharmaceuticals, Inc.	425,400	7,440
*Genentech, Inc.	116,800	6,612
HCA Inc.	123,200	6,600
*Hospira, Inc.	175,700	5,670
Becton, Dickinson & Co.	89,600	5,234
Cardinal Health, Inc.	92,500	5,161
*Boston Scientific Corp.	155,500	4,555
Allergan, Inc.	63,300	4,397
*Celgene Corp.	127,100	4,328
Guidant Corp.	56,900	4,205
C.R. Bard, Inc.	60,400	4,112
*Caremark Rx, Inc.	99,600	3,962
Medicis Pharmaceutical Corp.	131,200	3,933
*Medco Health Solutions, Inc.	67,200	3,331
Stryker Corp.	64,400	2,873
*Andrx Group	83,200	1,886
Mylan Laboratories, Inc.	65,750	1,165
*Barr Pharmaceuticals Inc.	21,000	1,025
*Zimmer Holdings, Inc.	12,200	949
*Biogen Idec Inc.	20,200	697
*WebMD Corp.	73,300	623

		942,950

Integrated Oils (2.4%)
Petro Canada	599,877	34,709
ConocoPhillips Co.	317,800	34,272
Petrol Brasil Series A ADR	733,000	28,199
Suncor Energy, Inc.	616,600	24,793
Murphy Oil Corp.	6,900	681

		122,654

Other Energy (3.6%)
Baker Hughes, Inc.	871,900	38,791
*Transocean Inc.	470,000	24,186
Chesapeake Energy Corp.	959,600	21,054
Noble Corp.	343,400	19,303
Patterson-UTI Energy, Inc.	709,200	17,744
Schlumberger Ltd.	145,400	10,248
*Grant Prideco, Inc.	409,800	9,901
BJ Services Co.	170,700	8,856
Apache Corp.	112,800	6,907
EOG Resources, Inc.	131,100	6,390
Burlington Resources, Inc.	97,400	4,877
Halliburton Co.	109,500	4,736
XTO Energy, Inc.	78,162	2,567
*Nabors Industries, Inc.	36,700	2,170
ENSCO International, Inc.	56,000	2,109
*Weatherford International Ltd.	31,600	1,831
*Ultra Petroleum Corp.	17,800	904

		182,574

Materials & Processing (2.4%)
Canon, Inc.	470,500	25,203
Nucor Corp.	396,600	22,828
*Energizer Holdings, Inc.	220,300	13,174
Sigma-Aldrich Corp.	202,400	12,397
Ball Corp.	291,800	12,104
Masco Corp.	184,800	6,407
*International Steel Group, Inc.	149,300	5,897
Worthington Industries, Inc.	305,700	5,894
Sherwin-Williams Co.	84,300	3,708
Freeport-McMoRan
Copper & Gold, Inc. Class B	91,400	3,620
*Sealed Air Corp.	55,200	2,867
Ecolab, Inc.	46,000	1,520
The St. Joe Co.	17,800	1,198
Newmont Mining Corp.
(Holding Co.)	27,300	1,153

		117,970

Producer Durables (6.6%)
*Lexmark International, Inc.	641,400	51,293
D. R. Horton, Inc.	1,222,939	35,759
*Xerox Corp.	2,152,200	32,606
Ingersoll-Rand Co.	269,500	21,466
Deere & Co.	227,600	15,279
United Defense Industries Inc.	199,200	14,625
*Thermo Electron Corp.	547,900	13,856
W.W. Grainger, Inc.	222,300	13,843
United Technologies Corp.	126,400	12,850
Centex Corp.	202,200	11,580
*Crown Castle International Corp.	691,000	11,097
*Toll Brothers, Inc.	118,100	9,312
*LAM Research Corp.	321,800	9,287
Caterpillar, Inc.	84,400	7,718
Standard Pacific Corp.	104,400	7,537
Lennar Corp. Class A	131,600	7,459
Lockheed Martin Corp.	115,600	7,059
*Applied Materials, Inc.	418,100	6,794
*KLA-Tencor Corp.	138,400	6,368
*American Tower Corp. Class A	344,700	6,284
The Boeing Co.	100,500	5,875
Illinois Tool Works, Inc.	63,200	5,658
Parker Hannifin Corp.	79,438	4,839
Tektronix, Inc.	145,500	3,569
*Polycom, Inc.	205,000	3,475
Danaher Corp.	56,821	3,035
Novellus Systems, Inc.	97,457	2,605
*Mettler-Toledo International Inc.	46,600	2,213
*NVR, Inc.	1,240	973
Pulte Homes, Inc.	9,300	685
*Alliant Techsystems, Inc.	8,900	636

		335,635

Morgan Growth Fund	Shares	Market Value• (000)
Technology (19.1%)
Microsoft Corp.	3,999,600	$96,670
*Dell Inc.	1,741,500	66,908
*Cisco Systems, Inc.	3,592,000	64,261
*Sanofi-Aventis	590,768	50,028
*EMC Corp.	3,382,000	41,666
National Semiconductor Corp.	2,003,300	41,287
International Business
Machines Corp.	420,100	38,389
Intel Corp.	1,579,200	36,685
Adobe Systems, Inc.	512,800	34,445
*Affiliated Computer
Services, Inc. Class A	587,800	31,294
*Samsung Electronics Co., Ltd.	57,500	28,341
Microchip Technology, Inc.	1,040,218	27,056
*McAfee Inc.	1,172,900	26,461
*Amdocs Ltd.	883,400	25,089
*NCR Corp.	723,200	24,401
Hon Hai Precision
Industry Co., Ltd.	4,700,000	20,812
*Accenture Ltd.	769,300	18,579
Autodesk, Inc.	582,100	17,323
Harris Corp.	509,800	16,645
*Cree, Inc.	752,500	16,367
General Dynamics Corp.	152,200	16,293
*Micron Technology, Inc.	1,510,200	15,615
QUALCOMM Inc.	361,500	13,249
*Oracle Corp.	1,052,400	13,134
*Research In Motion Ltd.	156,100	11,929
*Ingram Micro, Inc. Class A	659,900	11,001
Texas Instruments, Inc.	426,200	10,864
Amphenol Corp.	289,900	10,738
*Apple Computer, Inc.	245,200	10,217
Applera Corp.-Applied
Biosystems Group	500,600	9,882
*Hyundai Mobis	150,000	9,763
*Macromedia, Inc.	290,600	9,735
L-3 Communications
Holdings, Inc.	133,700	9,495
PerkinElmer, Inc.	366,300	7,557
*Jabil Circuit, Inc.	253,800	7,238
*Akamai Technologies, Inc.	540,200	6,877
ADTRAN Inc.	372,900	6,578
*MEMC Electronic Materials, Inc.	432,300	5,814
*TIBCO Software Inc.	737,000	5,491
*Lucent Technologies, Inc.	1,759,800	4,839
*Storage Technology Corp.	147,600	4,546
Motorola, Inc.	292,368	4,377
*Solectron Corp.	1,191,700	4,135
*Mercury Interactive Corp.	80,500	3,814
Acxiom Corp.	167,200	3,499
*Marvell Technology Group Ltd.	88,000	3,374
Maxim Integrated Products, Inc.	80,100	3,274
*Symantec Corp.	141,200	3,012
Rockwell Automation, Inc.	45,500	2,577
Seagate Technology	120,800	2,362
*Veritas Software Corp.	99,000	2,299
*Intuit, Inc.	43,900	1,922
*Flextronics International Ltd.	140,500	1,692
*Advanced Micro Devices, Inc.	87,600	1,412
*Avaya Inc.	102,000	1,191
*Corning, Inc.	106,100	1,181
*SanDisk Corp.	39,400	1,095
*Sanmina-SCI Corp.	208,200	1,087
*Juniper Networks, Inc.	47,423	1,046
*Citrix Systems, Inc.	42,000	1,000
Scientific-Atlanta, Inc.	18,900	533
*Silicon Graphics, Inc.	43,624	52

		968,496

Utilities (2.9%)
*Comcast Corp. Class A	1,395,700	47,147
*Nextel Communications, Inc.	924,600	26,277
*Nextel Partners, Inc.	863,300	18,958
Kinder Morgan, Inc.	206,000	15,594
America Movil SA de
CV Series L ADR	260,000	13,416
Sprint Corp.	335,200	7,626
TXU Corp.	86,200	6,864
*Comcast Corp. Special Class A	177,800	5,939
*AES Corp.	137,600	2,254
Telephone & Data Systems, Inc.	12,500	1,020

		145,095

Other (1.1%)
Fortune Brands, Inc.	264,600	21,335
Tyco International Ltd.	495,800	16,758
3M Co.	118,200	10,129
*Berkshire Hathaway Inc. Class B	2,030	5,798

		54,020

TOTAL COMMON STOCKS
(Cost $4,216,835)		4,728,155

TEMPORARY INVESTMENTS (9.0%)(1)

Exchange-Traded Fund (1.0%)
Vanguard Index Participation
Equity Receipts--Growth	1,044,900	51,639

Money Market Fund (4.6%)
Vanguard Market
Liquidity Fund,
2.748	167,373,505	167,374
Vanguard Market
Liquidity Fund,
2.748%**--Note G	64,833,100	64,833

		232,207

Morgan Growth Fund	Face Amount (000)	Market Value• (000)
Repurhase Agreement (3.1%)
Goldman Sachs & Co.
2.890%, 4/1/2005	$154,900	$154,900
(Dated 3/31/2005,
Repurchase Value $154,912,000
collateralized by Federal National
Mortgage Assn. 4.000%-6.500%,
9/1/2013-5/1/2017)
U.S. Agency Obligation (0.3%)
Federal Home Loan Bank+
(2)2.555%, 4/20/2005	16,000	15,975

TOTAL TEMPORARY INVESTMENTS
(Cost $448,201)		454,721

TOTAL INVESTMENTS (102.3%)
(Cost $4,665,036)		5,182,876

OTHER ASSETS AND LIABILITIES (-2.3%)

Other Assets--Note C		36,370
Liabilities--Note G		(154,037)

		(117,667)

NET ASSETS (100%)		$5,065,209

 •See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. †The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 4.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with a value of $15,975,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—RealEstate Investment Trust.

Amount (000)
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$5,078,434
Undistributed Net Investment Income	309
Accumulated Net Realized Losses	(527,927)
Unrealized Appreciation (Depreciation)
Investment Securities	517,840
Futures Contracts	(3,447)

NET ASSETS	$5,065,209

Investor Shares--Net Assets
Applicable to 284,732,172 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,467,965

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$15.69

Admiral Shares--Net Assets
Applicable to 12,268,503 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$597,244

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$48.68

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Morgan Growth Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$32,709
Interest	3,087
Security Lending	170

Total Income	35,966

Expenses
Investment Advisory Fees--Note B
Basic Fee	2,363
Performance Adjustment	216
The Vanguard Group--Note C
Management and Administrative
Investor Shares	6,593
Admiral Shares	425
Marketing and Distribution
Investor Shares	299
Admiral Shares	48
Custodian Fees	31
Shareholders' Reports
Investor Shares	74
Admiral Shares	--
Trustees' Fees and Expenses	5

Total Expenses	10,054
Expenses Paid Indirectly--Note D	(397)

Net Expenses	9,657

NET INVESTMENT INCOME	26,309

REALIZED NET GAIN (LOSS)
Investment Securities Sold	225,749
Futures Contracts	10,594

REALIZED NET GAIN (LOSS)	236,343

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	60,039
Futures Contracts	(3,116)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	56,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$319,575

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Morgan Growth Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$26,309	$15,134
Realized Net Gain (Loss)	236,343	374,767
Change in Unrealized Appreciation (Depreciation)	56,923	19,975

Net Increase (Decrease) in Net Assets Resulting from Operations	319,575	409,876

Distributions
Net Investment Income
Investor Shares	(29,142)	(10,102)
Admiral Shares	(4,441)	(1,963)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(33,583)	(12,065)

Capital Share Transactions--Note H
Investor Shares	97,668	427,784
Admiral Shares	53,624	82,780

Net Increase (Decrease) from Capital Share Transactions	151,292	510,564

Total Increase (Decrease)	437,284	908,375

Net Assets
Beginning of Period	4,627,925	3,719,550

End of Period	$5,065,209	$4,627,925

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Morgan Growth Fund Investor Shares

		Year Ended September 30,				Year Ended December 31,
For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2005	2004	2003	2002	Jan. 1 to Sept. 30, 2001*	2000	1999

Net Asset Value, Beginning of Period	$14.77	$13.34	$10.49	$12.71	$17.08	$22.92	$19.72

Investment Operations
Net Investment Income	.082**	.05	.04	.049	.06	.16	.14
Net Realized and Unrealized Gain (Loss)
on Investments	.943	1.42	2.85	(2.194)	(4.38)	(2.90)	6.29

Total from Investment Operations	1.025	1.47	2.89	(2.145)	(4.32)	(2.74)	6.43

Distributions
Dividends from Net Investment Income	(.105)	(.04)	(.04)	(.075)	--	(.15)	(.15)
Distributions from Realized Capital Gains	--.	--	.--	.--	(.05)	(2.95)	(3.08)

Total Distributions	(.105)	(.04)	(.04)	(.075)	(.05)	(3.10)	(3.23)

Net Asset Value, End of Period	$15.69	$14.77	$13.34	$10.49	$12.71	$17.08	$22.92

Total Return	6.92%	11.03%	27.62%	-17.04%	-25.33%	-12.51%	34.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,468	$4,115	$3,329	$2,369	$3,066	$4,661	$5,066
Ratio of Total Expenses to
Average Net Assets†	0.42%‡	0.44%	0.50%	0.48%	0.43%‡	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.75%**‡	0.32%	0.31%	0.37%	0.49%‡	0.73%	0.71%
Portfolio Turnover Rate	93%‡	88%	91%	104%	53%	94%	65%

 *The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
** Net investment income per share and the ratio of net investment income to average net assets include $0.05 and 0.29%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, 0.02%, (0.01%), and 0.00%.
‡ Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Morgan Growth Fund Admiral Shares

		Year Ended September 30,
For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2005	2004	2003	2002	May14* to Sept. 30, 2001**

Net Asset Value, Beginning of Period	$45.84	$41.40	$32.58	$39.44	$50.00

Investment Operations
Net Investment Income	.294†	.212	.17	.20	.12
Net Realized and Unrealized Gain (Loss) on Investments	2.932	4.416	8.83	(6.79)	(10.68)

Total from Investment Operations	3.226	4.628	9.00	(6.59)	(10.56)

Distributions
Dividends from Net Investment Income	(.386)	(.188)	(.18)	(.27)	--
Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(.386)	(.188)	(.18)	(.27)	--

Net Asset Value, End of Period	$48.68	$45.84	$41.40	$32.58	$39.44

Total Return	7.02%	11.19%	27.73%	-16.90%	-21.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$597	$513	$390	$246	$267
Ratio of Total Expenses to Average Net Assets††	0.27%‡	0.30%	0.36%	0.36%	0.36%‡
Ratio of Net Investment Income to Average Net Assets	0.90%†‡	0.47%	0.45%	0.49%	0.56%‡
Portfolio Turnover Rate	93%‡	88%	91%	104%	53%

*Inception.
**The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
† Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 0.29%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†† Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, and 0.02%.
‡ Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

NOTES TO fiNANCIAL STATEMENTS (CONTINUED)

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      Wellington Management Company, LLP, and Franklin Portfolio Associates, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds, for periods prior to September 1, 2002, and their new benchmarks, the Russell 3000 Growth Index for Wellington Management Company, LLP, and the Russell Midcap Growth Index for Franklin Portfolio Associates, LLC, beginning September 1, 2002. Both benchmark changes will be fully phased in by September 2005.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $404,000 for the six months ended March 31, 2005.

For the six months ended March 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $216,000 (0.01%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $657,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2005, these arrangements reduced the fund’s expenses by $397,000 (an annual rate of 0.02% of average net assets).

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $764,096,000 to offset future net capital gains of $407,979,000 through September 30, 2010, and $356,117,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $517,840,000, consisting of unrealized gains of $716,835,000 on securities that had risen in value since their purchase and $198,995,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	548	$162,194	$(3,393)
E-mini S&P 500 Index	347	20,541	(54)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.      During the six months ended March 31, 2005, the fund purchased $2,286,037,000 of investment securities and sold $2,186,857,000 of investment securities, other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at March 31, 2005, was $62,073,000, for which the fund received cash collateral of $64,833,000.

H.      Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$406,052	25,787	$834,387	56,464
Issued in Lieu of Cash Distributions	28,186	1,757	9,742	672
Redeemed	(336,570)	(21,423)	(416,345)	(28,101)

Net Increase (Decrease)--Investor Shares	97,668	6,121	427,784	29,035

Admiral Shares
Issued	85,550	1,731	188,279	4,102
Issued in Lieu of Cash Distributions	3,187	64	1,611	36
Redeemed	(35,113)	(716)	(107,110)	(2,374)

Net Increase (Decrease)--Admiral Shares	53,624	1,079	82,780	1,764

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Morgan Growth Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,069.24	$2.17
Admiral Shares	1,000.00	1,070.20	1.39

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.12
Admiral Shares	1,000.00	1,023.59	1.36

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Morgan Growth Fund has renewed investment advisory arrangements with Wellington Management Company, LLP, Franklin Portfolio Associates, LLC, and The Vanguard Group, the fund’s investment advisors. The board determined that the retention of the three advisors was in the best interests of the fund and its shareholders. The board considered each arrangement separately, deciding to renew each of them based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm.

• Wellington Management Company.

Wellington Management, which has more than $470 billion in assets under management, is stable, experienced, and financially strong. Robert D. Rands, the Wellington Management portfolio’s lead manager, has more than 35 years of investment experience and is backed by an assistant portfolio manager and a team of five analysts. The analyst team, which is supported by Wellington Management’s 80 analysts, has been together for more than a decade.

• Franklin Portfolio Associates.

Franklin Portfolio Associates, which has about $28 billion in assets under management, has considerable experience. It has managed quantitative portfolios for more than 20 years. John S. Cone, the Franklin Portfolio Associates portfolio’s lead manager since 1999, has been with Franklin Portfolio Associates since 1982.

• The Vanguard Group.
The Vanguard Group, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. The fund outperformed the average returns of its peer group over the one-, five-, and ten-year periods. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report, as well as in the Financial Statements section, which also includes

TRUSTEES RENEW ADVISORY ARRANGEMENTS (CONTINUED)

information about the advisory fee rate. The board does not consider profitability of the advisors in determining whether to approve the advisory fee. Franklin Portfolio Associates and Wellington Management Company are independent firms, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Franklin Portfolio Associates and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The board also concluded that the Morgan Growth Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

Each of the advisory arrangements will continue for one year and is renewable after that for successive one-year periods.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, Morgan, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com.

Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q262 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD MORGAN GROWTH FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.